Kayne Anderson

Energy Total Return Fund

THIRD QUARTER REPORT
AUGUST 31, 2005

      CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS: This report contains “forward-looking statements” as defined under the U.S. federal securities laws. Generally, the words “believe,” “expect, “intend,” “estimate,” “anticipate,” “project,” “will” and similar expressions identify forward-looking statements, which generally are not historical in nature. Forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ from the Fund’s historical experience and its present expectations or projections. These risks include, but are not limited to, changes in economic and political conditions; regulatory and legal changes; energy industry risk; commodity pricing risk; leverage risk; valuation risk; non-diversification risk; interest rate risk; tax risk; and other risks discussed in the Fund’s filings with the SEC. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. The Fund undertakes no obligation to publicly update or revise any forward-looking statements. There is no assurance that the Fund’s investment objectives will be attained.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
SCHEDULE OF INVESTMENTS
AUGUST 31, 2005
(shares/units, principal amount and $ amounts in 000’s)
(UNAUDITED)

	No. of
Description	Shares/Units	Value

Long-Term Investments — 45.6%
Equity Investments — 40.4%
United States — 33.4%
MLP(a)(b) — 18.2%
Atlas Pipeline Partners, L.P.	26	$1,210
Buckeye Partners, L.P.	27	1,252
Copano Energy, L.L.C	3	126
Enbridge Energy Partners, L.P.	35	1,883
Energy Transfer Partners, L.P.	105	3,877
Enterprise Products Partners, L.P.	46	1,129
Enterprise Products Partners, L.P.(c)	2,590	60,921
Ferrellgas Partners, L.P.	119	2,604
Hiland Partners, LP(d)	14	554
Holly Energy Partners, L.P.	47	1,976
Holly Energy Partners, L.P. — Unregistered(c)	18	718
Inergy, L.P.	81	2,405
Kinder Morgan Energy Partners, L.P.	5	266
K-Sea Transportation Partners L.P.(d)	31	1,234
Magellan Midstream Partners, L.P.	215	7,085
Martin Midstream Partners L.P.(d)	55	1,662
Natural Resources Partners L.P.	34	1,882
Northern Border Partners, L.P.	133	6,355
Penn Virginia Resource Partners, L.P.	210	10,600
Sunoco Logistics Partners L.P.	141	5,475
TC PipeLines, LP	114	3,955
Teekay LNG Partners L.P.	80	2,532
TEPPCO Partners, L.P.	96	3,971
Terra Nitrogen Company, L.P.	14	428
TransMontaigne Partners L.P.	50	1,295
U.S. Shipping Partners L.P.	1	28
Valero L.P.	251	14,556
Williams Partners L.P.	32	818

		140,797

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
SCHEDULE OF INVESTMENTS — (CONTINUED)
AUGUST 31, 2005
(shares/units, principal amount and $ amounts in 000’s)
(UNAUDITED)

	No. of
Description	Shares/Units	Value

MLP Affiliate — 6.7%
Atlas America, Inc.(e)	47	$2,195
Enbridge Energy Management, L.L.C.(f)	20	1,063
Enterprise GP Holdings L.P.(b)	382	12,173
Kinder Morgan, Inc.	235	22,435
Kinder Morgan Management, LLC(f)	213	10,146
MarkWest Hydrocarbon, Inc.(d)	57	1,430
ONEOK, Inc.	10	340
Penn Virginia Corp.	34	1,896
TransMontaigne Inc.	39	365

		52,043

Shipping — 4.8%
Aries Maritime Transport Limited	97	1,477
Arlington Tankers Ltd.	210	4,725
Diana Shipping Inc.	98	1,377
DryShips Inc.(d)	123	1,967
Eagle Bulk Shipping Inc.(g)	69	895
Frontline Ltd.(d)	52	2,422
Genco Shipping & Trading Limited(g)	174	3,567
General Maritime Corporation(d)	163	6,101
Knightsbridge Tankers Limited	40	1,617
Nordic American Tanker Shipping Limited	23	965
Quintana Maritime Limited(g)	57	631
Seaspan Corporation(g)	163	3,455
Ship Finance International Limited	66	1,346
Tsakos Energy Navigation Limited(d)	181	7,027

		37,572

Coal — 2.2%
Alpha Natural Resources, Inc.(g)	58	1,733
Arch Coal, Inc.(d)	35	2,247
CONSOL Energy Inc.	10	697
Foundation Coal Holdings, Inc.	10	357
Massey Energy Company(d)	85	4,318
Peabody Energy Corporation(d)	103	7,382

		16,734

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
SCHEDULE OF INVESTMENTS — (CONTINUED)
AUGUST 31, 2005
(shares/units, principal amount and $ amounts in 000’s)
(UNAUDITED)

	No. of
Description	Shares/Units	Value

Royalty Trust — 1.2%
BP Prudhoe Bay Royalty Trust	40	$3,099
Cross Timbers Royalty Trust	24	1,077
Hugoton Royalty Trust	12	419
Permian Basin Royalty Trust	198	3,091
San Juan Basin Royalty Trust	30	1,403

		9,089

Other — 0.3%
CNX Gas Corporation(h)	175	2,800

Total United States (Cost $258,725)		259,035

Canada — 7.0%
Royalty Trust — 6.9%
Acclaim Energy Trust	124	1,847
ARC Energy Trust	448	8,603
Bonavista Energy Trust	169	4,905
Enerplus Resources Fund	167	7,023
Fairborne Energy Trust	190	2,226
Focus Energy Trust	40	718
Fording Canadian Coal Trust	122	12,607
Ketch Resources Trust	400	4,237
PrimeWest Energy Trust	62	1,742
Vermilion Energy Trust	283	6,396
Viking Energy Royalty Trust	20	136
Westshore Terminals Income Fund	25	283
Zargon Energy Trust	95	2,544

		53,267

Other — 0.1%
Suncor Energy, Inc.	10	593

Total Canada (Cost $48,491)		53,860

Total Equity Investments (Cost $307,216)		312,895

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
SCHEDULE OF INVESTMENTS — (CONTINUED)
AUGUST 31, 2005
(shares/units, principal amount and $ amounts in 000’s)
(UNAUDITED)

	Interest	Maturity	Principal
Description	Rate	Date	Amount	Value

Fixed Income Investments — 5.2%
MLP(b) — 0.7%
Inergy, L.P.	6.875%	12/15/14	$3,000	$2,925
MarkWest Energy Partners, L.P.	6.875	11/01/14	2,255	2,266

				5,191

MLP Affiliate — 0.5%
TransMontaigne Inc.	9.125	06/01/10	4,000	4,200

Shipping — 1.3%
General Maritime Corporation	10.000	03/15/13	3,075	3,359
OMI Corporation	7.625	12/01/13	2,000	2,055
OMI Corporation(i)	2.875	12/01/24	2,500	2,350
Overseas Shipholding Group, Inc.	8.250	03/15/13	2,000	2,145

				9,909

Coal — 0.0%
Alpha Natural Resources, Inc.	10.000	06/01/12	250	280

Other — 2.7%
Carrizo Oil and Gas Company(j)	9.870	07/21/10	3,000	3,098
Clayton Williams Energy, Inc.	7.750	08/01/13	5,000	4,937
El Paso Corporation(j)	6.350	11/23/09	8,375	8,501
Swift Energy Company	7.625	07/15/11	4,000	4,170

				20,706

Total Fixed Income Investments (Cost $40,335)				40,286

Total Long-Term Investments (Cost $347,551)				353,181

Short-Term Investment — 55.7%
Repurchase Agreement — 55.7%
Bear, Stearns & Co. Inc. (Agreement dated 8/31/05 to be repurchased at $431,392), collateralized by $443,854 in U.S. Government and Agency Securities (Cost $431,349)	3.530	09/01/05	431,349	431,349

Total Investments — 101.3% (Cost $778,900)				784,530

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
SCHEDULE OF INVESTMENTS — (CONTINUED)
AUGUST 31, 2005
(shares/units, principal amount and $ amounts in 000’s)
(UNAUDITED)

	No. of
Description	Shares	Value

Liabilities
Securities Sold Short
Equity Securities
MLP(b)
Alliance Resource Partners, L.P.	21	$(1,949)
Kinder Morgan Energy Partners, L.P.	57	(2,934)

		(4,883)

Shipping
Ship Finance International Limited	19	(382)

Total Equity Securities Sold Short (Cash proceeds received $5,236)		(5,265)

	Interest	Maturity	Principal
	Rate	Date	Amount

Fixed Income Securities
MLP(b)
Enterprise Products Partners, L.P. (Cash proceeds received $2,796)	4.950%	06/01/10	$2,800	(2,804)

Total Securities Sold Short (Cash proceeds received $8,032)				(8,069)

	No. of
	Contracts

Call Options Written(e)
United States
Shipping
DryShips Inc., expiring 09/17/05 @ $17.50	200	(3)
Frontline Ltd., expiring 10/22/05 @ $45.00	200	(48)
General Maritime Corporation, expiring 11/19/05 @ $40.00	600	(108)
General Maritime Corporation, expiring 11/19/05 @ $45.00	200	(11)
Tsakos Energy Navigation Limited, expiring 09/17/05 @ $40.00	3	—

		(170)

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
SCHEDULE OF INVESTMENTS — (CONCLUDED)
AUGUST 31, 2005
(shares and $ amounts in 000’s)
(UNAUDITED)

	No. of
Description	Contracts	Value

Coal
Arch Coal, Inc., expiring 09/17/05 @ $60.00	100	$(46)
Arch Coal, Inc., expiring 09/17/05 @ $65.00	250	(31)
Massey Energy Company, expiring 09/17/05 @ $45.00	500	(300)
Massey Energy Company, expiring 10/15/05 @ $50.00	250	(87)
Peabody Energy Corporation, expiring 9/17/05 @ $65.00	450	(302)
Peabody Energy Corporation, expiring 9/17/05 @ $70.00	600	(204)

		(970)

Canada
Royalty Trust
Fording Canadian Coal Trust, expiring 10/22/05 @ $120.00	496	(417)

Total Call Options Written (Premiums received $783)		(1,557)

Unrealized Depreciation on Interest Rate Swap Contracts		(475)

Other Liabilities		(56,828)

Total Liabilities		(66,929)
Other Assets		57,074

Total Liabilities in Excess of Other Assets		(9,855)

Net Assets		$774,675

(a)	Includes Limited Liability Companies or L.L.C.s.
(b)	Security is treated as a publicly traded partnership for regulated investment company (“RIC”) qualification purposes. In order to qualify as a RIC for tax purposes the Fund may directly invest up to 25% of its total assets in equity and debt securities of entities treated as publicly traded partnerships. It is the Fund’s intention to be treated as a RIC for tax purposes.
(c)	Fair valued security. These securities are restricted from public sale. The Fund negotiates certain aspects of the method and timing of the disposition of these investments, including registration rights and related costs.
(d)	Security or a portion thereof is segregated as collateral on options written, securities sold short and interest rate swap contracts.
(e)	Security is non-income producing.
(f)	Distributions made are paid-in kind.
(g)	Currently non-income producing; security is expected to pay distributions within the next 12 months.
(h)	SEC Rule 144A security. Such securities are traded among “qualified institutional buyers”.
(i)	Convertible senior notes.
(j)	Floating rate senior secured term loan.
See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
AUGUST 31, 2005
($ amounts in 000’s, except per share amounts)
(UNAUDITED)

ASSETS
Investments, at fair value (Cost — $347,551)	$353,181
Repurchase agreement (Cost — $431,349)	431,349

Total investments (Cost — $778,900)	784,530
Deposits with brokers for securities sold short	29,217
Receivable for securities sold (Cost — $25,280)	25,238
Interest, dividends and distributions receivable (Cost — $2,463)	2,465
Prepaid expenses	154

Total Assets	841,604

LIABILITIES
Payable for securities purchased (Cost — $36,920)	36,942
Payable for foreign currency purchased (Cost — $18,193)	18,430
Equity and fixed income securities sold short, at fair value (Proceeds — $8,032)	8,069
Call options written, at fair value (Premium received — $783)	1,557
Investment management fee payable, net of fee waiver	697
Accrued directors’ fees and expenses	34
Accrued expenses and other liabilities	725
Unrealized depreciation on interest rate swap contracts	475

Total Liabilities	66,929

NET ASSETS	$774,675

NET ASSETS CONSIST OF
Common stock, $0.001 par value (32,204,000 shares issued and outstanding, 200,000,000 shares authorized)	$32
Paid-in-capital	767,685
Undistributed net investment income	2,761
Accumulated realized gains on investments, foreign currency related transactions, securities sold short and options	152
Net unrealized gains on investments, foreign currency related transactions, securities sold short, options and interest rate swap contracts	4,045

NET ASSETS	$774,675

NET ASSET VALUE PER SHARE	$24.06

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
STATEMENT OF OPERATIONS
FOR THE PERIOD JUNE 28, 2005(1) THROUGH AUGUST 31, 2005
($ amounts in 000’s)
(UNAUDITED)

INVESTMENT INCOME
Income
Dividends and distributions	$2,288
Return of capital	(1,616)

Net dividends and distributions	672
Interest and other fees	3,836
Less: Foreign taxes withheld	(42)

Total Investment Income	4,466

Expenses
Investment management fees	1,666
Administration fees	97
Professional fees	59
Insurance	35
Directors’ fees	34
Custodian fees	32
Reports to stockholders	21
Interest on securities sold short	20
Other expenses	74

Total Expenses — Before investment management fee waivers	2,038
Less: Investment management fee waivers	(333)

Net Expenses	1,705

Net Investment Income	2,761

REALIZED AND UNREALIZED GAINS
Realized Gains/(Losses)
Investments	291
Foreign currency related transactions	(189)
Securities sold short	(124)
Options	174

Net Realized Gains	152

Net Change in Unrealized Gains/(Losses)
Investments	5,630
Foreign currency related transactions	(299)
Securities sold short	(37)
Options	(774)
Interest rate swap contracts	(475)

Net Change in Unrealized Gains	4,045

Net Realized and Unrealized Gains	4,197

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$6,958

(1)	Commencement of operations.
See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIOD JUNE 28, 2005(1) THROUGH AUGUST 31, 2005
($ amounts in 000’s)
(UNAUDITED)

OPERATIONS
Net investment income	$2,761
Net realized gains	152
Net change in unrealized gains	4,405

Net Increase in Net Assets Resulting from Operations	6,958

CAPITAL STOCK TRANSACTIONS
Proceeds from initial public offering of 30,000,000 shares of common stock	750,000
Proceeds from issuance of 2,200,000 shares of common stock in connection with exercising an overallotment option granted to underwriters of the initial public offering	55,000
Underwriting discounts and offering expenses associated with the issuance of common stock	(37,383)

Net Increase in Net Assets from Capital Stock Transactions	767,617

Total Increase in Net Assets	774,575

NET ASSETS
Beginning of period	100

End of period (includes undistributed net investment income of $2,761)	$774,675

(1)	Commencement of operations.
See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
STATEMENT OF CASH FLOWS
FOR THE PERIOD JUNE 28, 2005(1) THROUGH AUGUST 31, 2005
($ amounts in 000’s)
(UNAUDITED)

CASH FLOWS FROM OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$6,958
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Purchase of investments	(361,689)
Proceeds from sale of investments	12,861
Realized gains on investments, securities sold short and options	(341)
Purchase of short-term investments	(431,349)
Return of capital distributions	1,616
Unrealized gains	(4,045)
Amortization for bond premium	2
Increase in deposits with brokers for short sales	(29,217)
Increase in receivable for securities sold	(25,280)
Increase in interest, dividend and distributions receivable	(2,463)
Increase in prepaid expenses	(154)
Increase in payable for securities purchased	36,920
Increase in payable for foreign currency purchased	18,193
Increase in equity and fixed income securities sold short	8,032
Increase in call options written	783
Increase in investment management fee payable	697
Increase in accrued directors’ fees and expenses	34
Increase in accrued expenses and other liabilities	725

Net Cash Used in Operating Activities	(767,717)

CASH FLOWS FROM FINANCING ACTIVITIES
Net proceeds from the issuance of common stock	805,000
Underwriting discount and offering expenses associated with the issuance of common stock	(37,383)

Net Cash Provided by Financing Activities	767,617
NET DECREASE IN CASH	(100)
CASH — BEGINNING OF PERIOD	100

CASH — END OF PERIOD	$—

(1)	Commencement of operations.
See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
FINANCIAL HIGHLIGHTS
FOR THE PERIOD JUNE 28, 2005(1) THROUGH AUGUST 31, 2005
($ amounts in 000’s, except per share amounts)
(UNAUDITED)

Per Share Operating Performance
Net asset value, beginning of period	$23.84	(2)
Income from investment operations
Net investment income	0.09	(3)
Net realized and unrealized gain on investments, foreign currency related transactions, securities sold short, options and interest rate swap contracts	0.13	(3)

Total income from investment operations	0.22

Net asset value, end of period	$24.06

Per share market value, end of period	$24.39

Total investment return based on market value(4)	(2.44)%
Supplemental Data and Ratios
Net assets, end of period	$774,675
Ratio of expenses to average, net assets, including investment management fee waivers	1.30	% (5)(6)
Ratio of expenses to average net assets, excluding investment management fee waivers	1.56	% (6)
Ratio of net investment income to average net assets	2.11	% (6)
Net increase in net assets resulting from operations to average net assets	5.31	% (6)
Portfolio turnover rate	9.28	% (7)

(1)	Commencement of operations.
(2)	Initial public offering price of $25.00 per share less underwriting discounts of $1.125 per share and offering costs of $0.04 per share.
(3)	Information presented relates to a share of common stock outstanding for the entire period.
(4)	Not annualized. Total investment return is calculated assuming a purchase of common stock at the market price on the first day and a sale at the current market price on the last day of the period reported. The calculation also assumes reinvestment of dividends and distributions, if any, at actual prices pursuant to the Fund’s dividend reinvestment plan.
(5)	Ratios reflect actual expenses incurred by the Fund. Amounts are net of investment management fee waivers.
(6)	Ratios are annualized since period is less than one full year.
(7)	Amount not annualized. Calculated based on the sales of $12,861 of long-term investments divided by the monthly average long-term investment balance of $138,519.
See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
AUGUST 31, 2005
($ amounts in 000’s, except share amounts)

1.	Organization
      Kayne Anderson Energy Total Return Fund, Inc. (the “Fund”) was organized as a Maryland corporation on March 31, 2005. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as a non-diversified closed-end investment company. The Fund’s investment objective is to obtain a high total return with an emphasis on current income. The Fund seeks to achieve this objective by investing primarily in securities of companies engaged in the energy industry, principally including publicly-traded energy-related master limited partnerships and limited liability companies taxed as partnerships (“MLPs”), MLP affiliates, energy-related U.S. and Canadian royalty trusts and income trusts (collectively, “royalty trusts”) and other companies that derive at least 50% of their revenues from operating assets used in, or providing energy-related services for, the exploration, development, production, gathering, transportation, processing, storing, refining, distribution, mining or marketing of natural gas, natural gas liquids (including propane), crude oil, refined petroleum products or coal (collectively with MLPs, MLP affiliates and royalty trusts, “Energy Companies”). The Fund commenced investment operations on June 28, 2005 and, prior to such date, had no operations other than the sale and issuance of 4,000 shares of common stock at an aggregate purchase price of $100,000 to Kayne Anderson Capital Advisors, L.P. (“Kayne Anderson” or the “Adviser”) on May 27, 2005. The Fund’s shares of common stock are listed on the New York Stock Exchange, Inc. (“NYSE”) under the symbol “KYE”.

2.	Significant Accounting Policies
      A.     Use of Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates.
      B. Calculation of Net Asset Value — The Fund determines its net asset value as of the close of regular session trading on the NYSE (normally 4:00 p.m. Eastern time) no less frequently than the last business day of each month, and makes its net asset value available for publication monthly. Net asset value is computed by dividing the value of the Fund’s assets (including accrued interest and dividends), less all of its liabilities (including accrued expenses, dividends payable and any borrowings) and the liquidation value of any outstanding preferred stock, by the total number of common shares outstanding.
      C. Investment Valuation — Readily marketable portfolio securities listed on any exchange other than the NASDAQ Stock Market, Inc. (“NASDAQ”) are valued, except as indicated below, at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and asked prices on such day, except for short sales and call options written, for which the last quoted asked price is used. Securities admitted to trade on the NASDAQ are valued at the NASDAQ official closing price. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities.
      Equity securities traded in the over-the-counter market, but excluding securities admitted to trading on the NASDAQ, are valued at the closing bid prices. Fixed income securities with a remaining maturity of 60 days or more are valued by the Fund using a pricing service. Fixed income securities maturing within 60 days will be valued on an amortized cost basis.
      The Fund holds securities that are privately issued or otherwise restricted as to resale. For these securities, as well as any other portfolio security held by the Fund for which reliable market quotations are not

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
NOTES TO FINANCIAL STATEMENTS — (UNAUDITED)(CONTINUED)
readily available, valuations are determined in a manner that most fairly reflects fair value of the security on the valuation date. Unless otherwise determined by the Board of Directors, the following valuation process is used for such securities:

•	Investment Team Valuation. The applicable investments are initially valued by Kayne Anderson investment professionals responsible for the portfolio investments;

•	Investment Team Valuation Documentation. Preliminary valuation conclusions are documented and discussed with senior management of Kayne Anderson. Such valuations generally are submitted to the Valuation Committee (a committee of the Fund’s Board of Directors) or the Board of Directors on a monthly basis, and stand for intervening periods of time.

•	Valuation Committee. The Valuation Committee meets on or about the end of each month to consider new valuations presented by Kayne Anderson, if any, which were made in accordance with the Valuation Procedures in such month. Between meetings of the Valuation Committee, a senior officer of Kayne Anderson is authorized to make valuation determinations. The Valuation Committee’s valuations stand for intervening periods of time unless the Valuation Committee meets again at the request of Kayne Anderson, the Board of Directors, or the Committee itself. All valuation determinations of the Valuation Committee are subject to ratification by the Board at its next regular meeting.

•	Valuation Firm. No less than quarterly, a third-party valuation firm engaged by the Board of Directors reviews the valuation methodologies and calculations employed for these securities.

•	Board of Directors Determination. The Board of Directors meets quarterly to consider the valuations provided by Kayne Anderson and the Valuation Committee, if applicable, and ratify valuations for the applicable securities. The Board of Directors considers the report provided by the third-party valuation firm in reviewing and determining in good faith the fair value of the applicable portfolio securities.
      Unless otherwise determined by the Board of Directors, securities that are convertible into or otherwise will become publicly tradable (e.g., through subsequent registration or expiration of a restriction on trading) are valued through the process described above, using a valuation based on the market value of the publicly traded security less a discount. The discount is initially equal in amount to the discount negotiated at the time the purchase price is agreed to. To the extent that such securities are convertible or otherwise become publicly traded within a time frame that may be reasonably determined, Kayne Anderson may determine an amortization schedule for the discount in accordance with a methodology approved by the Valuation Committee.
      At August 31, 2005, the Fund held 8.0% of its net assets in securities valued at fair value as determined pursuant to procedures adopted by the Board of Directors, with an aggregate cost of $65,750 and fair value of $61,639. Although these securities may be resold in privately negotiated transactions, these values may differ from the values that would have been used had a ready market for these securities existed, and the differences could be material.
      Any option transaction that the Fund enters into may, depending on the applicable market environments, have no value or a positive/negative value. Exchange traded options and futures contracts are valued at the closing price in the market where such contracts are principally traded.
      D. Repurchase Agreements — The Fund has agreed to purchase securities from financial institutions subject to the seller’s agreement to repurchase them at an agreed-upon time and price (“repurchase agreements”). The financial institutions with whom the Fund enters into repurchase agreements are banks and broker/dealers which Kayne Anderson considers creditworthy. The seller under a repurchase agreement is required to maintain the value of the securities as collateral, subject to the agreement, at not less than the repurchase price plus accrued interest. Kayne Anderson monitors daily the mark-to-market of the value of the

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
NOTES TO FINANCIAL STATEMENTS — (UNAUDITED)(CONTINUED)
collateral, and, if necessary, requires the seller to maintain additional securities, so that the value of the collateral is not less than the repurchase price. Default by or bankruptcy of the seller would, however, expose the Fund to possible loss because of adverse market action or delays in connection with the disposition of the underlying securities.
      E. Short Sales — A short sale is a transaction in which the Fund sells securities it does not own (but has borrowed) in anticipation of or to hedge against a decline in the market price of the securities. To complete a short sale, the Fund may arrange through a broker to borrow the securities to be delivered to the buyer. The proceeds received by the Fund for the short sale are retained by the broker until the Fund replaces the borrowed securities. In borrowing the securities to be delivered to the buyer, the Fund becomes obligated to replace the securities borrowed at their market price at the time of replacement, whatever the price may be.
      All short sales are fully collateralized. The Fund maintains assets consisting of cash or liquid securities equal in amount to the liability created by the short sale. These assets are adjusted daily to reflect changes in the value of the securities sold short. The Fund is liable for any dividends or distributions paid on securities sold short.
      The Fund may also sell short “against the box” (i.e., the Fund enters into a short sale as described above while holding an offsetting long position in the security which it sold short). If the Fund enters into a short sale “against the box,” the Fund segregates an equivalent amount of securities owned as collateral while the short sale is outstanding.
      F. Option Writing — When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as the writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.
      G. Security Transactions and Investment Income — Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses are reported on an identified cost basis. Dividend and distribution income is recorded on the ex-dividend date. Distributions received from the Fund’s investments in MLPs and royalty trusts generally are comprised of income and return of capital. For the period ended August 31, 2005, the Fund recorded as return of capital the amount of $1,616 of dividends and distributions received from MLPs and royalty trusts. This resulted in a reduction in the cost basis of the associated MLP and royalty trust investments. Net Realized Gains and Net Change in Unrealized Gains on the accompanying Statement of Operations includes $15 and $1,601, respectively, attributable to such dividend and distributions. The Fund records investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP and royalty trust and other industry sources. These estimates may subsequently be revised based on information received from MLPs and royalty trusts after their tax reporting periods are concluded. Interest income is recognized on the accrual basis, including amortization of premiums and accretion of discounts.
      H. Dividends and Distributions to Stockholders — Dividends to common stockholders are recorded on the ex-dividend date. The character of dividends made during the year may differ from their ultimate characterization for federal income tax purposes. The Fund’s dividends, for book purposes, will be comprised of return of capital and ordinary income, which is based on the operating results of the Fund. The Fund is

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
NOTES TO FINANCIAL STATEMENTS — (UNAUDITED)(CONTINUED)
unable to make final determinations as to the character of the dividend until after the end of the calendar year. Since the first dividend paid to stockholders is in October 2005, the Fund will inform stockholders of the final character of the dividend during January 2006.
      I. Taxes — It is the Fund’s intention to elect to be treated as and to qualify each year for special tax treatment afforded a Regulated Investment Company under Subchapter M of the Internal Revenue Code. As long as the Fund meets certain requirements that govern its source of income, diversification of assets and distribution of earnings to stockholders, the Fund will not be subject to U.S. federal income tax income distributed in a timely manner to its stockholders.
      Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of foreign currency transactions, losses deferred due to wash sales, and excise tax regulations.
      At August 31, 2005, the identified cost for Federal income tax purposes was $778,900 and the cash received on securities sold short and options were $8,032 and $783, respectively. At August 31, 2005, gross unrealized appreciation and depreciation of investments, securities sold short and options for Federal income tax purposes were as follows:

Gross unrealized appreciation of investments (including securities sold short and options)	$10,616
Gross unrealized depreciation of investments before (including securities sold short and options)	(5,797)

Net unrealized appreciation before interest rate swap contracts and foreign currency related transactions	4,819
Unrealized depreciation on interest rate swap contracts	(475)
Unrealized depreciation on foreign currency related transactions	(299)

Net unrealized appreciation	$4,045

      Income received by the Fund from sources within Canada is subject to a 15% foreign withholding tax.
      J. Foreign Currency Translations — The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis: (i) market value of investment securities, assets and liabilities at the rate of exchange as of the valuation date; and (ii) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.
      The Fund does not isolate that portion of gains and losses on investments in equity securities which is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities. Accordingly, realized and unrealized foreign currency gains and losses with respect to such securities are included in the reported net realized and unrealized gains and losses on investment transactions balances.
      Net realized foreign exchange gains or losses represent gains and losses from transactions in foreign currencies and foreign currency contracts, foreign exchange gains or losses realized between the trade date and settlement date on security transactions, and the difference between the amounts of interest and dividends recorded on the Fund’s books and the U.S. dollar equivalent of such amounts on the payment date.
      Net unrealized foreign exchange gains or losses represent the difference between the cost of assets and liabilities (other than investments) recorded on the Fund’s books from the value of the assets and liabilities (other than investments) on the valuation date.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
NOTES TO FINANCIAL STATEMENTS — (UNAUDITED)(CONTINUED)
      K. Organization Expenses and Offering Costs — The offering expenses have been charged to paid-in capital upon the sale of shares of common stock. Such cost were approximately $1,158. The Adviser agreed to pay all of the Fund’s organization costs, which did not exceed $150.
      L. Derivative Financial Instruments — The Fund uses derivative financial instruments (principally interest rate swap contracts) to manage interest rate risk. The Fund has established policies and procedures for risk assessment and the approval, reporting and monitoring of derivative financial instrument activities. The Fund does not hold or issue derivative financial instruments for speculative purposes. All derivative financial instruments are recorded at fair value with changes in value during the reporting period are included as unrealized gains or losses in the Statement of Operations. The Fund generally values its interest rate swap contracts based on dealer quotations, if available, or by discounting the future cash flows from the stated terms of the interest rate swap agreement by using interest rates currently available in the market.
      M. Indemnifications — Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnification to other parties. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred, and may not occur. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

3.	Concentration of Risk
      The Fund’s investment objective is to seek a high level of total return with an emphasis on current dividends paid to its shareholders. Under normal circumstances, the Fund intends to invest at least 80% of the aggregate of its net assets and borrowings (“total assets”) in securities of Energy Companies. The Fund invests in equity securities such as common stocks, preferred stocks, convertible securities, warrants, depository receipts, and equity interests in MLPs, MLP affiliates, royalty trusts and other Energy Companies. Additionally, the Fund may invest up to 30% of its total assets in debt securities of Energy Companies. It may directly invest up to 25% (or such higher amount as permitted by any applicable tax diversification rules) of its total assets in equity or debt securities of MLPs. The Fund may invest up to 50% of its total assets in unregistered or otherwise restricted securities of Energy Companies. It will not invest more than 15% of its total assets in any single issuer. The Fund may, for defensive purposes, temporarily invest all or a significant portion of its assets in investment grade securities, short-term debt securities and cash or cash equivalents. To the extent the Fund uses this strategy, it may not achieve its investment objectives.

4.	Agreements and Affiliations
      The Fund has entered into an Investment Management Agreement with Kayne Anderson under which the Adviser, subject to the overall supervision of the Fund’s Board of Directors, manages the day-to-day operations of, and provides investment advisory services to, the Fund. For providing these services, the Adviser receives a management fee from the Fund.
      Pursuant to the Investment Management Agreement, the Fund has agreed to pay the Adviser, as compensation for the services rendered by it, a management fee equal on an annual basis to 1.25% of the average monthly total assets of the Fund. The management fees are payable for each month within five days after the end of that month. During the first year of the Fund’s investment activities (from June 30, 2005 until June 29, 2006), Kayne Anderson has contractually agreed to waive or reimburse the Fund for fees and expenses in an amount equal on an annual basis to 0.25% of its average monthly total assets. During the second year of investment activities (from June 30, 2006 until June 29, 2007), Kayne Anderson has contractually agreed to waive or reimburse the Fund for fees and expenses in an amount equal on an annual basis to 0.125% of its average monthly total assets. For the period ended August 31, 2005, the fee waiver amounted to $333.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
NOTES TO FINANCIAL STATEMENTS — (UNAUDITED)(CONTINUED)
      For purposes of calculating the management fee, the “average total assets” for each monthly period are determined by averaging the total assets at the last business day of that month with the total assets at the last business day of the prior month (or as of the commencement of operations for the initial period if a partial month). The total assets of the Fund shall be equal to its average monthly gross asset value (which includes assets attributable to or proceeds from the Fund’s use of preferred stock, commercial paper or notes issuances and other borrowings), minus the sum of the Fund’s accrued and unpaid dividends on any outstanding common stock and accrued and unpaid dividends on any outstanding preferred stock and accrued liabilities (other than liabilities associated with borrowing or leverage by the Fund). Liabilities associated with borrowing or leverage include the principal amount of any borrowings, commercial paper or notes that issued by the Fund, the liquidation preference of any outstanding preferred stock, and other liabilities from other forms of borrowing or leverage such as short positions and put or call options held or written by the Fund.
      For the period ended August 31, 2005, KA Associates, Inc., an affiliate of the Adviser, earned approximately $16 in brokerage commissions from portfolio transactions executed on behalf of the Fund.

5.	Restricted Securities
      Certain of the Fund’s investments are restricted as to resale and are valued as determined in accordance with procedures established by the Board of Directors and more fully described in Note 2. The table below shows the number of units held, the acquisition dates, aggregate costs, and fair values as of August 31, 2005, value per unit of such securities, percent of net assets and percent of total assets which the securities comprise.

						Percent of
	Number of	Acquisition			Value Per	Net	Percent of
Security	Units	Date	Cost	Fair Value	Unit	Assets	Total Assets

Enterprise Products Partners L.P.	2,589,537	07/15/05	$65,016	$60,921	$23.53	7.9%	7.2%
Holly Energy Partners, L.P. — Unregistered	17,900	07/08/05	734	718	40.12	0.1	0.1

			$65,750	$61,639		8.0%	7.3%

6.	Options Written
      Transactions in written call and put options for the period ended August 31, 2005 were as follows:

	Number of	Premiums
	Contracts	Received

Call Options Written
Call options outstanding at beginning of period	—	—
Call options written	6,149	$1,107
Exercised call options written	(1,144)	(150)
Call options expired	(1,156)	(174)

Call options outstanding at end of period	3,849	$783

Put Options Written
Options outstanding at beginning of period	—	$—
Exercised put options written	300	50
Options terminated in closing purchase transactions	(300)	(50)

Put options outstanding at end of period	0	$0

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
NOTES TO FINANCIAL STATEMENTS — (UNAUDITED)(CONTINUED)

7.	Investment Transactions
      For the period ended August 31, 2005, the Fund purchased and sold securities in the amount of $361,689 and $12,861 (excluding short-term investments, securities sold short and options), respectively.

8.	Bank Loan Outstanding
      The Fund has an uncommitted revolving credit line with Custodial Trust Company (an affiliate of the administrator, Bear Stearns Funds Management Inc.), under which the Fund may borrow from Custodial Trust Company an aggregate amount of up to the lesser of $200,000 or the maximum amount the Fund is permitted to borrow under the 1940 Act, subject to certain limitations imposed by the lender. As of August 31, 2005, the Fund had no outstanding bank borrowings. Any loans under this line are repayable on demand by the lender at any time.

9.	Interest Rate Swap Contract
      The Fund has entered into a “forward starting” interest rate swap contract to partially hedge itself from increasing interest expense on its leverage resulting from increasing short-term interest rates. A decline in interest rates may result in a decline in the value of the swap contracts, which, everything else being held constant, would result in a decline in the net assets of the Fund. In addition, if the counterparty to the interest rate swap contracts defaults, the Fund would not be able to use the anticipated receipts under the swap contracts to offset the interest payments on the Fund’s leverage. At the time the interest rate swap contracts reach their scheduled termination, there is a risk that the Fund would not be able to obtain a replacement transaction or that the terms of the replacement transaction would not be as favorable as on the expiring transaction. In addition, if the Fund is required to terminate any swap contract early, then the Fund could be required to make a termination payment. As of August 31, 2005, the Fund entered into a “forward starting” interest rate swap contract with UBS AG as summarized below:

			Fixed Rate
		Nominal	Paid by	Floating Rate Received	Unrealized
Start Date	Termination Date	Amount	the Fund	by the Fund	Depreciation

11/01/2005	11/01/2010	$50,000	4.455%	1 month U.S. Dollar LIBOR	$475
      The Fund is exposed to credit risk on the interest rate swap contract if the counterparty should fail to perform under the terms of the interest rate swap contract.

10.	Common Stock
      The Fund has 200,000,000 shares of common stock authorized. Of the 32,204,000 shares of common stock outstanding at August 31, 2005, Kayne Anderson owned 4,000 shares. Transactions in common shares for the period ended August 31, 2005, were as follows:

Shares at beginning of period	4,000
Shares issued in connection with the initial public offering of shares	30,000,000
Shares issued in connection with the exercise of the overallotment options granted to the underwriters	2,200,000

Shares at end of period	32,204,000

11.	Subsequent Events
      As of September 1, 2005, the Fund had entered into an additional forward starting interest rate swap agreement with a notional value of $25 million at a fixed interest rate of 4.30%, with a start date of

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
NOTES TO FINANCIAL STATEMENTS — (UNAUDITED)(CONTINUED)
November 1, 2005 and a termination date of November 1, 2012. Under the agreement the Fund receives floating rate of interest and pays a fixed rate of interest on the notional value of the swap.
      On October 14, 2005, the Fund paid a dividend distribution to its common stockholders in the amount of $0.27 per share, for a total of $8,695. Of this total, pursuant to the Fund’s dividend reinvestment plan, $5,251 was reinvested into the Fund and 225,571 shares of common stock were purchased in the open market to satisfy such reinvestment plan.
      On November 2, 2005, the Fund filed a registration statement relating to an Auction Rate Preferred Stock offering with the Securities and Exchange Commission, and expects that such Auction Rate Preferred Stock will be issued during the Fund’s first fiscal quarter of 2006, subject to obtaining the required regulatory approvals.

Directors and Corporate Officers

Kevin S. McCarthy	Chairman of the Board of Directors, President and Chief Executive Officer
Anne K. Costin	Director
Steven C. Good	Director
Gerald I. Isenberg	Director
Terrence J. Quinn	Director
Ralph Collins Walter	Chief Financial Officer
David J. Shladovsky	Secretary and Chief Compliance Officer
J.C. Frey	Vice President, Assistant Secretary and Assistant Treasurer
James C. Baker	Vice President

Investment Adviser
Kayne Anderson Capital Advisors, L.P.
1800 Avenue of the Stars, Second Floor
Los Angeles, CA 90067

1100 Louisiana Street, Suite 4550
Houston, TX 77002

Administrator
Bear Stearns Funds Management Inc.
383 Madison Avenue
New York, NY 10179

Stock Transfer Agent and Registrar
American Stock Transfer & Trust Company
59 Maiden Lane
New York, NY 10038

Custodian
Custodial Trust Company
101 Carnegie Center
Princeton, NJ 08540

Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
350 South Grand Avenue
Los Angeles, CA 90071

Legal Counsel
Paul, Hastings, Janofsky & Walker LLP
55 Second Street, 24th Floor
San Francisco, CA 94105

For stockholder inquiries, registered stockholders should call (800) 937-5449. For general inquiries, please call (877) 657-3863; or visit us on the web at *http://www.kayneetr.com.*

KYE
LISTED
NYSE

This report, including the financial statements herein, is made available to stockholders of the Fund for their information. The financial information included herein is taken from the records of the Fund without examination by independent registered public accountants who do not express an opinion thereon. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.